UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 2, 2020
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market
Common Stock Warrants (IPO)	OPGNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01 Other Events.

On April 1, 2020, OpGen, Inc. (the “Company”) completed its business combination transaction (the “Transaction”) with Curetis N.V., a public company with limited liability under the laws of the Netherlands, as contemplated by the Implementation Agreement, dated as of September 4, 2019, by and among the Company, Curetis N.V., and Crystal GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of the Company. Pursuant to the Implementation Agreement, Crystal GmbH acquired all of the shares of Curetis GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of Curetis N.V. (“Curetis GmbH”) and certain other assets and liabilities of Curetis N.V, and the Company paid, as consideration to Curetis N.V., 2,028,208 shares (the “Consideration Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Such Consideration Shares are registered on the Company’s Registration Statement on Form S-4, as amended (File No. 333-234657) (the “Registration Statement”) declared effective on January 23, 2020.

This Current Report on Form 8-K is being filed solely for the purpose of amending the “Distribution of OpGen Shares and Winddown of Curetis N.V.” section of the proxy statement/prospectus that forms a part of the Registration Statement.

DISTRIBUTION OF OPGEN SHARES AND WINDDOWN OF CURETIS N.V.

As contemplated by the Implementation Agreement, Curetis N.V. expects, as soon as practicable after the closing of the Transaction, to distribute a portion of the Consideration Shares to Curetis N.V. shareholders and to wind up its affairs. Curetis N.V. has not yet adopted a formal plan of distribution and dissolution. In connection with such plan of distribution and dissolution, Curetis N.V. expects to sell, in open market transactions, up to 20% of the Consideration Shares issued to Curetis N.V. at the closing of the Transaction in order to fund the expenses of its distribution and dissolution. The sale of such Consideration Shares in order to fund such distribution and dissolution of Curetis N.V. was approved by the shareholders of Curetis N.V. at its extraordinary general meeting held on March 10, 2020 in order to approve the Transaction. Curetis N.V. is solely responsible for the distribution of the Consideration Shares to the shareholders of Curetis N.V.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Implementation Agreement, OpGen filed the Registration Statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are encouraged to read the Registration Statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that forms a part of the registration statement. Such documents contain important information about the Transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website, www.opgen.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 16, 2020	OpGen, Inc.

	By:	/s/ Timothy C. Dec
		Name:	Timothy C. Dec
		Title:	Chief Financial Officer